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                                 PROMISSORY NOTE
                                 ---------------

$8,960,000.00                                                  December 22, 2003



         FOR VALUE RECEIVED, the undersigned Cedar Sunset Crossing, LLC, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Maker") promises to pay to the order of Cedar Lender LLC, a Delaware limited company, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Payee"), in lawful money of the United States, the principal sum of $8,960,000.00 within five (5) days after receipt of written demand therefor from Payee (the "Maturity Date"), together with interest on the principal sum hereof at the rate of 8% per annum accruing from and after the date hereof through and including the Maturity Date, which interest shall be payable in monthly installments commencing on January 1, 2004.

         This Note may be prepaid in whole without premium or penalty at any time during the term hereof.

         If the full principal sum hereof is not paid on the Maturity Date, Maker shall thereafter pay to Payee interest on the unpaid principal balance from the Maturity Date until payment in full of the principal balance at the lesser of 13% per annum or the highest rate permitted by applicable New York State or Federal law. Such interest shall be in addition to and separate from any other rights or remedies of Payee in the event of a late payment of the principal sum hereof by Maker.

         Maker and Payee agree that in any action or proceeding brought by Payee against Maker on this Note, Maker and Payee shall and do hereby waive trial by jury.

         If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (b) an attorney is retained to represent Payee in any bankruptcy, reorganization, receivership, or other proceeding affecting creditors rights and involving a claim under this Note; or (c) an attorney is retained to represent Payee in any other proceeding whatsoever in connection with this Note, then Maker shall pay to Payee all reasonable attorneys' fees, costs and expenses actually incurred by Payee in connection therewith, in addition to all other amounts due hereunder. Each of the foregoing fees, costs and expenses shall be payable by Maker upon demand by Payee and shall bear interest after becoming due and until paid at the lesser of the rate of 13% per annum or the highest rate permitted by applicable law.

         This Note cannot be modified or discharged orally. No requirement hereof may be waived at any time except by a writing signed by Payee, nor shall any waiver be operative upon other than a single occasion. All rights and remedies herein specified are intended to be cumulative and not in substitution for any right or remedy otherwise available. All references herein to Maker and Payee shall be deemed to include their respective heirs, legal representatives, successors and assigns.



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         If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability and such prohibition or unenforceability shall not invalidate the balance of such provision, nor invalidate any other provision hereof.

                  IN WITNESS WHEREOF, Maker has duly executed this Note the date and year first above written.

                                 CEDAR SUNSET CROSSING, LLC
                                 a Delaware limited liability company

                                 By: Cedar Shopping Centers Partnership, L.P.,
                                     a Delaware limited partnership,
                                     its sole member

                                 By: Cedar Shopping Centers, Inc.,
                                     a Maryland corporation,
                                     its general partner

                                 By: /s/ Brenda J. Walker
                                     --------------------------------
                                     Name:  Brenda J. Walker
                                     Title: Vice President